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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported) September 25, 2001



                       VACATION OWNERSHIP MARKETING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-9879                    13-2648442
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(State or other jurisdiction        (Commission File             (IRS Employer
    of Incorporation)                     Number)                Identification
                                                                     Number)

                 444 Park Forest Way, Wellington, Florida 33414
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           (Address of principal executive offices of the registrant)


       Registrant's telephone number, including area code: (561) 798-4294



                        --------------------------------

          (Former name or former address, if changed since last report)



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Item 1.           Change in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  On September 25, 2001, the client-auditor relationship between Vacation Ownership Marketing, Inc. and Miller and McCollom, Certified Public Accountants, ceased pursuant to confirming notice to Miller and McCollom. In the two most recent fiscal years (periods ended May 31, 2000 and 2001), and the subsequent interim period, there were no disagreements or reportable conditions with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or adjusting scope of procedures. Furthermore, the reports did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles.

                  The former accountants never advised us that: (1) the internal controls necessary for us to develop reliable financial statements do not exist; (2) information has come to the former accountants attention that has led them to no longer be able to rely on management's representations, or that has made it unwilling to be associated with financial statements prepared by management; (3) there is a need to expand significantly the scope of the audit; or (4) information has come to their attention that it has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

                  The Company has requested Miller and McCollom to furnish a letter addressed to the Commission stating whether it agrees with the above statements.

                  The decision for the change in accountants was recommended by our management, and approved by our Board of Directors.





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Item 5.           Other Events

                  Not Applicable

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Not Applicable



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VACATION OWNERSHIP MARKETING, INC.


DATE: SEPTEMBER 27, 2001               By: /s/ Christopher Astrom
                                           -------------------------------------
                                           Christopher Astrom, Secretary





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